                                                                    EXHIBIT 10.1

                                              MATERIAL IN THIS DOCUMENT HAS BEEN
                                              OMITTED PURSUANT TO A
                                              CONFIDENTIAL TREATMENT REQUEST.
                                              THE OMITTED MATERIAL HAS
                                              BEEN FILED SEPARATELY WITH THE
                                              COMMISSION.


                           SECOND AMENDMENT AGREEMENT
                                       TO
                     PALLADIUM AND PLATINUM SALES AGREEMENT


                  THIS SECOND AMENDMENT AGREEMENT (this "Amendment"), is made and entered into this 27th day of March, 2001, by and between STILLWATER MINING COMPANY, a Delaware corporation, whose address is 1200 17th Street, Suite 900, Denver, Colorado ("SMC") and FORD MOTOR COMPANY, a Delaware corporation, whose address is 17101 Rotunda Drive, Dearborn, Michigan ("Ford").

                  SMC and Ford are parties to a Palladium Sales Agreement dated as of August 13, 1998 (as amended by the First Amendment Agreement to Palladium Sales Agreement dated as of October 27, 2000, the "Original Contract," and, as the same may be amended from time to time, the "Agreement"). SMC has requested that Ford agree to certain amendments to the Agreement, and Ford has agreed to such request, subject to the terms and conditions hereof.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1 Definitions; Interpretation.

                  (a) Terms Defined in Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

                  (b) Interpretation. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  SECTION 2 Amendments to the Agreement.

                  (a) Amendments. The Agreement shall be amended as follows, effective as of April 1, 2001, upon satisfaction of the conditions set forth in
Section 3:

                          (i) Section 1 of the Agreement shall be amended by inserting definitions of [***] and [***] following the definition of "Metal" which shall read respectively as follows:

                          [***]

                          [***]

                          (ii) The definition of "Pricing Month" in Section 1 of the Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

                          "Pricing Month means the month during which pricing is
                  determined pursuant to Section 4 of this Agreement."

                          (iii) Section 1 of the Agreement shall be amended by inserting a definition of [***] following the definition of [***] which shall read as follows:

                          [***]

                          (iv) Section 3 of the Agreement shall be amended by deleting the first paragraph thereof in its entirety and by substituting the following therefor:

                          "Section 3. Quantity and Delivery. Beginning on April
                  1, 2001, SMC will sell and deliver Metal FOB Delivery Point, to be credited to Ford's pool account, and Ford will purchase the quantities of Metal set forth in this Section 3, which shall be released to the Delivery Point on the last Business Day of the Pricing Month."

                          (v) Section 3 of the Agreement shall be amended by deleting subsection (a) thereof in its entirety and by substituting the following therefor:

                          "(a)(i) Palladium. During each of the Contract Years
                  from and including 2001 through and including 2003, SMC will sell and deliver and Ford will purchase on a monthly basis [***] of Actual Monthly Production of Palladium. During each of the Contract Years from and including 2004, and continuing thereafter until such time as SMC notifies Ford that SMC's obligations to deliver Palladium to other customers of SMC have been satisfied, SMC will sell and deliver and Ford will purchase on a monthly basis [***] of Actual Monthly Production of Palladium. [***]

                          [***]

                          (a)(ii) Platinum.

                                  (A) Contract Year 2001. During the Contract
                          Year 2001, SMC will sell and deliver and Ford will purchase on a monthly basis [***] of Actual Monthly Production of Platinum.


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

                                  (B) Contract Years 2002 - 2010. During each of
                          the Contract Years from and including 2002 through and including 2010, SMC will sell and deliver and Ford will purchase on a monthly basis [***] of Actual Monthly Production of Platinum.

                                  (C) Actual Monthly Production. The parties
                          acknowledge that the Actual Monthly Production of Platinum will vary from time to time."

                          (vi) Section 3 of the Agreement shall be amended by deleting subsection (c) thereof in its entirety and by substituting the following therefor:

                          "(c) Notification of Estimated Annual Production and
                  of Actual Monthly Production. Not later than December 15th prior to each Contract Year, SMC shall, for informational purposes only, notify Ford in writing of the Estimated Annual Production for such Contract Year. Not later than the last Business Day of the month preceding the Pricing Month, SMC shall notify Ford in writing of its Actual Monthly Production, which amount will be priced during the next month, i.e. the Pricing Month, and released to the Delivery Point on the last Business Day of the Pricing Month. Ford and SMC will verify actual production amounts by reference to production data set forth in SMC's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the "SEC"). Ford shall have the right to request from SMC statements from SMC's third party refiners to verify Actual Monthly Production amounts.

                          By way of example, for delivery of Metal at the end of
                  February 2001, SMC will notify Ford of the Actual Monthly Production by the last Business Day in January 2001 and the Metal will be priced in February 2001 and released to the Delivery Point on February 28, 2001."

                          (vii) Section 3 of the Agreement shall be amended by deleting subsection (e) thereof in its entirety and substituting the following therefor:

                          [***]

                          (viii) Section 4(a) of the Agreement shall be amended by deleting such section in its entirety and by substituting the following therefor:

                          "(a) Palladium. During each Contract Year, the price
                  to be paid to SMC by Ford for the actual quantities of Palladium delivered pursuant to Section 3 above shall be based on the [***] for the Pricing Month less a discount


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

                  per Ounce as set forth in the appropriate table below opposite such Contract Year. [***]:

         For [***]:

         Contract                Minimum                Ceiling
           Year                   Price                  Price                    Discount
           ----                   -----                  -----                    --------
           2001                   [***]                  [***]                     [***]
           2002                   [***]                  [***]                     [***]
           2003                   [***]                  [***]                     [***]
           2004                   [***]                  [***]                     [***]
           2005                   [***]                  [***]                     [***]
           2006                   [***]                  [***]                     [***]
           2007                   [***]                  [***]                     [***]
           2008                   [***]                  [***]                     [***]
           2009                   [***]                  [***]                     [***]
           2010                   [***]                  [***]                     [***]

         For [***]:

         Contract                Minimum                Ceiling
           Year                   Price                  Price                    Discount
           ----                   -----                  -----                    --------
           2001                   [***]                  [***]                     [***]
           2002                   [***]                  [***]                     [***]
           2003                   [***]                  [***]                     [***]
           2004                   [***]                  [***]                     [***]
           2005                   [***]                  [***]                     [***]
           2006                   [***]                  [***]                     [***]
           2007                   [***]                  [***]                     [***]
           2008                   [***]                  [***]                     [***]
           2009                   [***]                  [***]                     [***]
           2010                   [***]                  [***]                     [***]

                          (ix) Section 5 of the Agreement shall be amended by deleting the word "two" after the word "within" and before the word "Business" in the seventh line thereof and by substituting the word "three" therefor.


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

                  (b) References Within Agreement. Each reference in the Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Agreement as amended by this Amendment.

                  SECTION 3 Conditions of Effectiveness. The effectiveness of
Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (a) Agreement. SMC and Ford shall have each received a signed counterpart of this Amendment, or a facsimile copy thereof, signed by the other party hereto.

                  SECTION 4  Miscellaneous.

                  (a) Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

                  (b) No Reliance. Each party hereto hereby acknowledges and confirms to the other that such party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

                  (c) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by each party hereto and their respective successors and assigns.

                  (d) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK UPON THE SAME TERMS AND CONDITIONS AS THOSE SET FORTH IN SECTION 26 OF THE AGREEMENT.

                  (e) Complete Agreement; Amendments. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 24 of the Agreement.

                  (f) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such


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


prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

                  (g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.


                                        STILLWATER MINING COMPANY


                                        By       /s/  Francis R. McAllister
                                                 ------------------------------
                                               Name:  Francis R. McAllister
                                               Title:  Chairman & CEO


                                        By       /s/  Robert C. Lapple
                                                 ------------------------------
                                               Name:  Robert C. Lapple
                                               Title: VP, Marketing



                                        FORD MOTOR COMPANY


                                        By       /s/  Tony Brown
                                                 ------------------------------
                                               Name:  Tony Brown
                                               Title:  Exec. Dir. MPO Purch.


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